Exhibit 99.5

OPTAL LIMITED CONDENSED CONSOLIDATED INCOME STATEMENT FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 The notes on pages 9 to 21 form part of these condensed consolidated financial statements. - 4 -

OPTAL LIMITED CONDENSED CONSOLIDATED STATEMENT OF OTHER COMPREHENSIVE INCOME FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 The notes on pages 9 to 21 form part of these condensed consolidated financial statements. - 5 -

OPTAL LIMITED CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION AS AT 30 SEPTEMBER 2020 The notes on pages 9 to 21 form part of these condensed consolidated financial statements. - 6 -

OPTAL LIMITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 The notes on pages 9 to 21 form part of these condensed consolidated financial statements. - 7 -

OPTAL LIMITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 The notes on pages 9 to 21 form part of these condensed consolidated financial statements. - 8 -

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 9 - 1. GROUP ACCOUNTING POLICIES

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 10 -

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 11 - 2. REVENUE AND SEGMENTAL ANALYSIS

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 12 - 3. TAXATION ON ORDINARY ACTIVITIES

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 13 -

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 14 - 4. DIVIDENDS

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 15 - 5. INTANGIBLE ASSETS AND GOODWILL 6. INVESTMENTS

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 16 - 7. GOODWILL IMPAIRMENT ASSESSMENT

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 17 -

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 18 - 8. TRADE AND OTHER RECEIVABLES 9. CURRENT LIABILITIES

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 19 - 10. RELATED PARTY TRANSACTIONS 11. SHARE CAPITAL

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 20 - 12. FINANCIAL INSTRUMENTS 13. FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

OPTAL LIMITED NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED 30 SEPTEMBER 2020 - 21 - 14. EVENTS AFTER THE REPORTING PERIOD